     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1998

                                                      REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          WESTERN WIRELESS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     WASHINGTON                                             91-1638901
           (STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
           INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NUMBER)

                             2001 NW SAMMAMISH ROAD
                           ISSAQUAH, WASHINGTON 98027
                                 (425) 313-5200
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              ALAN R. BENDER, ESQ.
                     SENIOR VICE PRESIDENT, GENERAL COUNSEL
                          WESTERN WIRELESS CORPORATION
                             2001 NW SAMMAMISH ROAD
                           ISSAQUAH, WASHINGTON 98027
                                 (425) 313-5200
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

               G. SCOTT GREENBURG, ESQ.                               ALISON S. RESSLER, ESQ.
                 GARY J. KOCHER, ESQ.                                   SULLIVAN & CROMWELL
              PRESTON GATES & ELLIS LLP                                      SUITE 1200
                 5000 COLUMBIA CENTER                                 444 SOUTH FLOWER STREET
                   701 FIFTH AVENUE                                LOS ANGELES, CALIFORNIA 90071
              SEATTLE, WASHINGTON 98104                                    (213) 955-8000
                    (206) 623-7580

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

  As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box: [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-49555

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                        CALCULATION OF REGISTRATION FEE
================================================================================

                                                            PROPOSED MAXIMUM      PROPOSED MAXIMUM
       TITLE OF EACH CLASS              AMOUNT TO BE         OFFERING PRICE      AGGREGATE OFFERING        AMOUNT OF
  OF SECURITIES TO BE REGISTERED       REGISTERED(1)          PER SHARE(2)            PRICE(2)        REGISTRATION FEE(2)
--------------------------------------------------------------------------------------------------------------------------
Class A Common Stock,
no par value per share............    1,265,000 shares          $20.0625           $25,379,062.50            $7,487

================================================================================

(1) Includes 165,000 shares that the Underwriters have the option to purchase to cover over-allotments, if any. A portion of the amount to be registered represents shares that are to be offered outside of the United States but that may be resold from time to time in the United States. Such shares are not being registered for the purpose of sales outside the United States.

(2) Estimated pursuant to Rule 457(c) solely for purposes of calculating amount of registration fee based upon the average of the high and low prices reported on April 29, 1998, as reported on the Nasdaq Stock Market.
================================================================================

                          INCORPORATION BY REFERENCE

        The contents of the Registration Statement on Form S-3, as amended (File No. 333-49555) originally filed by Western Wireless Corporation on April 7, 1998, are hereby incorporated by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on this 30th day of April, 1998.

                                          WESTERN WIRELESS CORPORATION

                                          By:      /s/ ALAN R. BENDER
                                            ------------------------------------
                                                       Alan R. Bender
                                               Senior Vice President, General
                                                           Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on April 30, 1998 by the following persons in the capacities indicated.

                 SIGNATURES                                        TITLE
                 ----------                                        -----

                     *                          Chairman, Chief Executive Officer and
--------------------------------------------    Director (Principal Executive Officer)
              John W. Stanton

                     *                          Vice Chairman and Chief Financial Officer
--------------------------------------------    (Principal Financial Officer)
               Donald Guthrie

                     *                          Controller and Principal Accounting Officer
--------------------------------------------
              Patricia Miller

                     *                          Director
--------------------------------------------
             John L Bunce, Jr.

                     *                          Director
--------------------------------------------
             Mitchell R. Cohen

                     *                          Director
--------------------------------------------
              Daniel J. Evans

                     *                          Director
--------------------------------------------
             Jonathan M. Nelson

                     *                          Director
--------------------------------------------
             Terence M. O'Toole

          *By: /s/ ALAN R. BENDER
--------------------------------------------
               Alan R. Bender
              Attorney-in-Fact

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  5.1          Opinion of Preston Gates & Ellis LLP regarding legality of shares
 23.1          Consent of Arthur Andersen LLP
 23.2          Consent of Preston Gates & Ellis LLP (contained in Exhibit
               5.1)